031143

NUMBER DD



SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

E. I. DU PONT DE NEMOURS AND COMPANY.

COMMON STOCK

CUSIP 263534 10 9

This Certifies that

SPECIMEN

is the owner of

SEE REVERSE FOR CERTAIN DEFINITIONS

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

E. I. du Pont de Nemours and Company transferable on the books of the Company in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to all the provisions of the Certificate of Incorporation and all Amendments thereto and Supplements thereof. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the signatures of the duly authorized officers.

DATED:

S. M. Stalnecker
VICE PRESIDENT AND TREASURER

Charles O. Holliday Jr.
CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:
Computershare Trust Company, N.A.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED OFFICER

DUPONT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT— .... Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

Additional abbreviations may also be used though not in the above list.

E. I. DU PONT DE NEMOURS AND COMPANY

The Company will furnish without charge to each stockholder who so requests, the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Requests may be directed to E. I. du Pont de Nemours and Company, Stockholder Relations, Wilmington, Delaware 19898.

For value received, ______________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ] ____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

____

____

____

____ *Shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____

____ *Attorney,*

to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated ______________________

SIGN HERE ____

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED: